UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

STARBUCKS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is a copy of written materials that will be used in Starbucks investor and proxy advisor presentations beginning on February 16, 2024 in connection with its upcoming annual meeting.

Important Shareholder Information

Starbucks filed a definitive proxy statement and a white proxy card with the SEC in connection with its solicitation of proxies for its 2024 Annual Meeting. STARBUCKS SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD, AND ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS, AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders may or will be able to obtain the proxy statement, any amendments or supplements to the proxy statement, and other documents without charge from the SEC’s website at www.sec.gov.

Participant Information

Starbucks, its directors, director nominees, certain of its officers, and other employees are or will be “participants” (as defined in Section 14(a) of the Exchange Act of 1934) in the solicitation of proxies from Starbucks shareholders in connection with the matters to be considered at the 2024 Annual Meeting. The identity, their direct or indirect interests (by security holdings or otherwise), and other information relating to the participants is available in the Starbucks definitive proxy statement on Schedule 14A filed with the SEC on January 25, 2024, on the section entitled “Beneficial Ownership of Common Stock (on page 103 and available  here) and Appendix B (on page B-1 and available  here). To the extent the holdings by the “participants” in the solicitation reported in the Starbucks definitive proxy statement have changed, such changes have been or will be reflected on “Statements of Change in Ownership” on Forms 3, 4 or 5 filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov.

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6,975 17,931 18,722 19,865 13,681

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••••• • •• •• • ••• Long-Term Growth Strategy

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Note: [To come]. Source: [To come]. 1 [To come]

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Leadership

• • • • • • • • • • •

Starbucks Investor Update

February 2024





Forward-Looking Statements

This presentation contains forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. In particular, statements regarding Starbucks Corporation ("Starbucks") plans, strategies, prospects, and expectations regarding its business, financial and operational results and industry are forward-looking statements. They reflect Starbucks expectations, are not guarantees of performance and speak only as of the date hereof. Except as required by law, Starbucks does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements. Starbucks business results are subject to a variety of risks, including those that are described in its Annual Report on Form 10-K for the fiscal year ended October 1, 2023 and subsequent filings with the U.S. Securities and Exchange Commission (the "SEC").

Non-GAAP Financial Measures

Certain non-GAAP measures included in this presentation were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. The company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. Such items may include acquisitions, divestitures, restructuring and other similar items. The unavailable information could have a significant impact on the company's GAAP financial results.

Table of Contents

Executive Summary

Starbucks is a **category of one business** that has built **deep competitive advantages**	**#1** Specialty coffee brand	**86** Markets with a Starbucks presence	**75M** 90-day active global Starbucks Rewards members driving brand connectivity
Starbucks has a **strong track record** of **performance** and **shareholder returns**	**+202%** 10 year TSR, beating peers[1] and the S&P 500	**12%** Revenue CAGR over the last twenty years	**$27B** Capital returned through dividends and share buybacks in L5Y
Starbucks ***Triple Shot Reinvention With Two Pumps Plan*** sets us up for **long-term strategic** and **financial success**	**Highly Attractive, Sustainable Algorithm**	**Significant Runway For Purpose-Built Stores**	**Category Leading Digital Platform**
Starbucks has a long history of **prioritizing its partners** and is **committed to** doing so going forward	**~$9B** Invested in our partner experience over the last 3 years	**1st** Rank in a 3rd party study of 70 retail peer employee benefits	**11/11** Board members have labor management experience

Source: Company SEC filings, Wall Street Research and FactSet as of February 14, 2024.

1 Peers include BROS, CAKE, CBRL, CMG, DENN, DIN, DPZ, DRI, EAT, LOCO, MCD, PZZA, QSR, WEN, YUM and YUMC.

Executive Summary (Cont.)

The Starbucks Board initiated a **business transformation**	 Appointed Laxman Narasimhan, Starbucks ceo of the future	**Triple Shot** Oversaw our Reinvention Plan to guide Starbucks into our next era of growth	**Executive Team** Deep experience added across the executive leadership team
Starbucks Board has the **experience necessary** to lead a **global, consumer facing company** like Starbucks	**All Directors** are leaders with extensive private-sector experience at global businesses with worldwide workforces	**6** Highly-complementary directors added over the last two years	**Ritch Allison Andy Campion Jørgen Vig Knudstorp** Critical leaders on the Board, providing continuity and highly-valuable unique perspectives
SOC nominees **lack the breadth of knowledge and experience to oversee our global, consumer-facing business**	**No!** Private sector experience at a global or consumer-facing business	**No!** Experience in technology	**No!** Experience in international operations

Source: Company SEC filings.

Starbucks Has Built a Strong Foundation for Delivering Long-Term Value

Global, Large-Scale Business

381,000 Global Partners[1]	**38,000+** Global Stores
86 Markets	**75mm+** Global Rewards Members

Diversified and Global Store Base

Geography


China
North America
6,975
38,587
17,931
13,681
Other International

Store Type


Company Operated
18,722
38,587
19,865
Licensed

Multiple Paths for Long Term Growth

Triple Shot Reinvention	With Two Pumps
Elevate the Brand	Unlock Efficiency
Strengthen and Scale Digital	
Become Truly Global	Reinvigorate Partner Culture

FY'23 Financial Highlights

- **8%** Comp Growth
- **12%** Revenue Growth
- **27% / 20%** GAAP / Non-GAAP EPS Growth[2]
- **$100b+** Market Cap.
- **+200 / +100bps** GAAP / Non-GAAP Operating Margin Expansion[2]
- **60%** Div. Payout

Source: Company SEC filings.
Note: Metrics reflect Q1'24 unless otherwise noted.
1 Reflects partners at company-operated stores.
2 See appendix for a reconciliation of non-GAAP operating margin expansion and non-GAAP EPS growth to their most directly comparable measures reported under GAAP as well as information regarding how these measures were calculated.

1

Starbucks Board Has Built a Business with Deep Advantages that Has Delivered Significant Shareholder Value

1 Starbucks Has Delivered Significant Value

We Have a Proven Record of Success...

Revenue ($B)



12% CAGR
$4
$5
$6
$8
$9
$10
$10
$11
$12
$13
$15
$16
$19
$21
$22
$25
$27
$24
$29
$32
$36
2003
2023

Market Capitalization ($B)



$92B Value Created
$15B
$107B
$160
$140
$120
$100
$80
$60
$40
$20
$0
2004
2009
2014
2019
2024

Total Shareholder Return (L20Y)



1,212%
1550%
1350%
1150%
950%
750%
550%
350%
150%
-50%
2004
2009
2014
2019
2024

Source: Company SEC filings and FactSet as of February 14, 2024.

…And Have Grown Our Operations to an Unparalleled, Global Scale…

Metric	FY'03	Today
Global Stores	7,225	38,587
Global Partners[1]	74,000	381,000
Markets	32	86
Revenue	$4.1B	$36.0B[2]
Earnings	$0.3B	$4.1B[2]
Global Rewards Members	0	75M+
Farmer Support Centers	0	10
Coffee Verified Through C.A.F.E. Practices[3]	<15%	99%+

Source: Company SEC filings.
Note: Today's metrics reflect Q1'24 figures.
1 Reflects partners at company operated stores.
2 As of FY'23.
3 C.A.F.E. Practives refers to Coffee and Farmer Equity practices.

...While Leading the Industry Across Key Financial Metrics

Comparable Store Sales Growth


Peer average[1]
5%
3%
5%
4%
12%
10%
8%
5%
L10Y
L5Y
L3Y
L1Y

Unit Growth


7%
4%
5%
5%
5%
6%
30bps below peers
7%
4%
38,000+ Stores
L10Y
L5Y
L3Y
L1Y

Revenue Growth


9%
5%
8%
7%
15%
14%
12%
8%
$36B Revenue
L10Y
L5Y
L3Y
L1Y

GAAP EPS Growth

80%	2%	65%	27%

Non-GAAP EPS Growth[2]


12%[3]
8%
8%
6%
45%
31%
20%
18%
L10Y
L5Y
L3Y
L1Y

Source: Company SEC filings and FactSet as of February 14, 2024.

Note: Metrics reflect data as of Starbucks FY'23. Wall Street estimates are used for peers who have not completed their respective FY'23.

1 Peers include BJRI, BLMN, CAKE, CBRL, CMG, DIN, DPZ, DRI, EAT, JACK, MCD, PZZA, QSR, SHAK, TXRH, WEN, YUM and YUMC. Growth figures greater than 100% and less than (100%) are excluded from average.

2 For the purposes of this presentation, non-GAAP EPS growth rate reflected is a compounded annual growth rate. See appendix for a reconciliation of non-GAAP EPS to the most directly comparable GAAP measure.

3 10-year CAGR normalizes for Starbucks 2015 stock split.

1 **Starbucks Has Delivered Significant Value**

Starbucks Board Has Delivered Long-Term Shareholder Value and Has Taken Action to Drive Performance and Returns More Recently



Last 10 Years
202%
S&P 500
172%
Restaurant Peers[1]
73%
Last 5 Years
S&P 500
82%
47%
Restaurant Peers[1]
39%
Last 3 Years
S&P 500
27%
(5%)
Restaurant Peers[1]
(10%)
Since Reinvention Annc.[2]
32%
Restaurant Peers[1]
21%
S&P 500
20%

Source: FactSet as of February 14, 2024.

1 Peers include BJRI, BLMN, CAKE, CBRL, CMG, DIN, DPZ, DRI, EAT, JACK, MCD, PZZA, QSR, SHAK, TXRH, WEN, YUM and YUMC.

2 Represents TSR since Starbucks Reinvention Plan announced at Q2 FY'22 earnings on May 3, 2022.

Best-In-Class Return of Capital in the Context of Our Growth

FY'18-'22 % of Mkt. Cap. Returned vs. Peers[1]


Jack in the Box 10.0%
Brinker 9.7%
Dine 7.6%
Starbucks 6.9%
Cracker Barrel 6.0%
Wendy's 5.7%
Yum! 5.4%
Darden 5.4%
Domino's 5.4%
Papa John's 5.2%
Bloomin' 5.1%
Cheesecake Factory 4.4%
McDonald's 4.3%
RBI 3.5%
BJ's 3.4%
Texas Roadhouse 3.2%
Yum! China 2.1%
Chipotle 1.1%
Shake Shack 0.0%

Dividend Yield vs. FY'24E Revenue Growth


Proxy Peer²
Restaurant Peers³
Best-In-Class Combination Of Dividend And Growth
NTM Dividend Yield
8%
7%
6%
5%
4%
3%
2%
1%
0%
(10%)
0%
10%
20%
FY'24E Revenue Growth

Leading Shareholder Returns

on Both an Absolute Basis And Relative to Our Operational Profile

Source: Company SEC filings and FactSet as of February 14, 2024.

1 Represents FY'18 - FY'22 average annual market cap returned, as a percentage of end-of-year market cap.

2 Proxy peers include KO, CL, GIS, KHC, PEP, PG, KMB, MDLZ, EL, MAR, MCD, NKE, TGT, VFC, PYPL and V.

3 Restaurant Peers include BJRI, BLMN, CAKE, CBRL, CMG, DIN, DPZ, DRI, EAT, JACK, MCD, PZZA, QSR, SHAK, TXRH, WEN, YUM and YUMC.

2

The Starbucks Board Initiated a Business Transformation

Our Board Anticipated and Actively Worked To Address the Company's Changing Dynamics

Our Board Identified Key Challenges

- Increasing customer demand for cold beverages, customization and convenience
- Added effort required by partners to meet changing consumer demand
- Evolving partner experience preferences
- Volatility in demand driven by macroeconomic headwinds and geopolitical challenges
- Operating complexity created by COVID-19 pandemic
- Performance and growth in China

And Approved a Strategy to Address Them Head On


Five Strategic Shifts
1 Mission
2 Partner
3 Customer
4 Store
5 Together

September 2022 Investor Day

November 2023 Reinvention Update and Holiday Launch


TRIPLE SHOT REINVENTION
WITH TWO PUMPS
1 Elevate the Brand
2 Strengthen and Scale Digital
3 Become Truly Global
1 Unlock Efficiency
2 Reinvigorate Partner Culture

As part of recent leadership changes, Starbucks established a partner and labor management department to continue to drive improvements in the partner experience

Our Board Put a Winning Management Team in Place



Laxman Narasimhan

chief executive officer

1 Year Partner

Laxman underwent an unprecedented 6-month immersion period to become fully engrained in the Starbucks culture prior to assuming his role as ceo



Brady Brewer

executive vice president, chief marketing officer

22 Year Partner



Frank Britt

executive vice president, chief reinvention officer

1 Year Partner



Michelle Burns

executive vice president of global coffee & sustainability

29 Year Partner



Dominic Carr

executive vice president, chief communications officer

<1Y Partner



Michael Conway

group president, international and channel development

10 Year Partner



AJ Jones II

executive vice president, chief corporate affairs officer

2 Year Partner



Sara Kelly

executive vice president, chief partner officer

22 Year Partner



Deb Hall Lefevre

executive vice president, chief technology officer

1 Year Partner



Brad Lerman

executive vice president, general counsel

<1Y Year Partner



Molly Liu

executive vice president, co-chief executive officer, Starbucks China

11 Year Partner



Rachel Ruggeri

executive vice president, chief financial officer

20 Year Partner



Sara Trilling

executive vice president, president of Starbucks N. America

21 Year Partner



Arthur Valdez

executive vice president, global supply and customer solutions

<1Y Year Partner



Belinda Wong

chairwoman and co-chief executive officer, Starbucks China

23 Year Partner

Customer Preferences Changed Significantly, Causing Partner Strain and a Need for Action

Our Business Changed Dramatically

FY'18 | FY'23

Cold Drinks % of Product Mix


~50%
~70%

MOP % of Transactions


14%
31%

Creating Complexity for Our Partners and Business

- Following COVID, our business became much more weighted toward cold beverage, increased customization and mobile order and pay
- While we already had a leading digital offering, our processes, technology and equipment needed to catch up with the change in our business
- Our significant Reinvention investments have positioned Starbucks to lead in this new consumer environment

Our Triple Shot Reinvention Is Enhancing the Partner Experience and Extending Starbucks Deep Advantages

Source: Company data and FactSet as of February 14, 2024.
Note: All figures reflect US company operated stores.

The Reinvention Plan Positions Our Business for Long-Term Success

TRIPLE SHOT REINVENTION

Long-Term Growth Strategy

1 *Elevate the Brand*

- Run great stores through better operations
- Build more purpose-defined stores and accelerate renovations
- Continue our proven track record of product innovation

2 *Strengthen and Scale Digital*

- Accelerate digital feature releases
- Expand customer reach, helped by new Reward partnerships
- Capitalize on Deep Brew and tech architecture shifts in collaboration with tech pioneers

3 *Become Truly Global*

- Expand to 35,000 stores by 2030 outside North America
- Extend Starbucks Digital integration across the globe
- Drive nearly 1/3 of future earnings growth

WITH TWO PUMPS

1 *Unlock Efficiency*

- Unlock $3B in efficiencies with $2B out of the store
- Target investments across our partner & customer experience
- Progressively expand margin

2 *Reinvigorate Partner Culture*

- Further cement our Mission, Promises and Values in our culture
- Continue to enhance the partner employment proposition

Our FY'23 Performance Was Category Leading

- ✓ **Delivered the high-end of FY'23 algorithm**
- ✓ **Record FY'23 net new store openings in China**
- ✓ **+200bps of FY'23 GAAP margin expansion (+100bps non-GAAP)[2]**
- ✓ **Enhanced partner experience across key metrics**
- ✓ **$3.4B dividends and share buybacks in FY'23**


FY'23 Comp Growth[1]
Ranked at the 75th percentile
8%
5%
Peer Average
FY'23 Rev. Growth
Ranked above the 70th percentile
12%
8%
Peer Average
FY'23 GAAP EPS Growth: 27%
FY'23 Non-GAAP EPS Growth[2]
Ranked above the 80th percentile
20%
18%
Peer Average

Our FY'23 Performance Has Exceeded Both Peers And Our Long-Term Forecast

Source: Company SEC filings and FactSet as of February 14, 2024.
Note: Peers include BJRI, BLMN, CAKE, CBRL, CMG, DIN, DPZ, DRI, EAT, JACK, MCD, PZZA, QSR, SHAK, TXRH, WEN, YUM and YUMC.
1 Excludes peers without projected or reported comparable store sales, growth figures greater than 100% and less than (100%) are excluded from average.
2 See appendix for a reconciliation of non-GAAP operating margin expansion and non-GAAP EPS growth to their most directly comparable measures reported under GAAP as well as information regarding how these measures were calculated.

Our Financial Outlook is Highly Attractive

FY'23 – '25E Comp. Growth[1]


Ranked #2 in Peer Set
5%
3%
Peer Average

FY'23 – '25E Revenue Growth


Ranked above the 75th percentile
9%
6%
Peer Average

FY'23– '25E Non-GAAP EPS Growth[2]


Ranked above the 75th percentile
16%
11%
Peer Average

Source: FactSet as of February 14, 2024.
Note: Peers include BJRI, BLMN, CAKE, CBRL, CMG, DIN, DPZ, DRI, EAT, JACK, MCD, PZZA, QSR, SHAK, TXRH, WEN, YUM and YUMC. Time period represents FY'23 – FY'25E.
1 Excludes peers without broker estimates for comparable store sales.
2 See non-GAAP disclaimer on slide 2.

3

Starbucks Has a Long History of Prioritizing its Partners and is Committed to Doing So Going Forward

Starbucks Partners Are at the Heart of Our Business

Supporting Our 381,000 Partners On The Job

- Scheduling to fit partner life
- Equipment and tools to optimize in-store experience
- Role specific training tailored to partner aspiration



Investing In Our Partners Journey

- Increased pay (aggregate cash compensation up nearly 2x since 2020)
- Improved hours expectations
- Industry-leading benefits



Creating Positive Impact, Together

- Elevated partner / customer interactions
- Greater community impact
- Celebrating coffee together
- Commitment to buying CAFÉ Practices coffee



We Have a Long-Standing Track Record of Investing in Our Partners

Founding

- 1972 — Vacation and other time off options
- 1988 — Among the first retailers to offer full health benefits(1)
- 1991 — First company to offer equity grants for all partners(1)
- 1998 — Caring unites partners (CUP) fund
- 2005 — Catastrophe pay
- 2009 — Commuter benefits
- 2014 — Starbucks college achievement plan[1]
- 2015 — DACA reimbursement[1]
- 2017 — Paid parental leave
- 2019 — Partner and family sick time
- 2020 — Mental health benefits
- 2022 — Student loan management program
- 2022 — $15 / hour min. wage vs. $9.30 national avg.
- 2023 — Partner-centric scheduling
- 2023 — Nearly 20% of profit reinvested in partners
- 2024 — Avg. U.S. partner hours increased 10% (Q1)
- 2024 — Siren card

Today

Source: Company SEC filings and IBIS World.
1 For eligible U.S. partners.

Starbucks Has Long Been Hailed as a Trailblazer in Worker Benefits...

*"Starbucks has long been a **trailblazer in offering company benefits...**"*

JUNE 2014
The New York Times

"...the generous benefits and socially progressive culture are a big part of what has drawn many workers to Starbucks..."

MAY 2022
npr

*Starbucks continues to deliver **more valuable benefits for retail hourly partners than any of the more than 50 other U.S. companies**, inclusive of Fortune 200 and Fortune 500 companies*

SEP. 2023
AON Report

*"Starbucks is famed for offering its workers the kind of **benefits that are often out of reach for low-income employees** in the service industry."*

JAN. 2024
FT FINANCIAL TIMES World business newspaper

Source: AON report, news reports and public information.

…And We Continue to Strive to Uphold That Reputation Today

Today, We Provide a Best-in-Class Experience for Our Partners

Benefits Index vs. 70 Retail Hourly Peers[1]


Peers

Total compensation with benefits: ~$27/hour

	Cash & Equity Benefits	Discounts & Perks	Short-Term Leave	Active Health Care	Education
Rank	1st of 71	1st of 71	1st of 71	2nd of 71	6th of 71
US	• Bean Stock Program • ESPP at 5% discount • 5.0% 401(k) employee match • Siren card	• 30% discounts • Free pound of coffee / week • Free beverages / food item on shift	• 100% pay during sick leave • 67% pay for remainder of 26 weeks	• Multiple options • OOP limit as low as $1,600 • One of only six to provide for workers with <20hrs	• 100% tuition reimbursement through ASU • Upfront tuition coverage with no limits
-VS- THEM	• Average match 4.2% of pay	• 10-30% discount	• Many peers have no short-term disability plan	• Average medical OOP limit of $5,260	• Average of $3,800 for undergrad. / year

We Continue to Invest in Partners

We have made nearly **$9B in investments** over the last 3 years

- Implemented Quicker Accrual of Paid Vacation Time[2]
- Helping Establish Financial Wellness With Siren Card[2]
- Introduced North America Barista Championship[2]
- Upgraded Partner Hub And App[2]
- Committed to 25k Partners Graduated by 2025
- Improved Partner-centric Scheduling

Source: AON report and company website.

1 Reflects indexed score vs. 70 retail hourly peers, reflects only full time workers (30+ hrs / week). Index comprised of health care, time off with pay, cash-based benefits, retirement income and welfare.

2 For eligible U.S. partners.

We Are Committed to Continuing Our Track Record of Improving Partner Compensation


Barista Partner Cash Compensation
~50% GROWTH
40% GROWTH
Nearly 2X Since 2020
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025

Source: AHPP projections based on PCS Program plan for FY24/25
Note: Hourly wage data for FY22+ based on full year-average; due to data availability, FY'20-'21 use July actual (typically ±1% difference vs full-year average)

Our Investments In Our Partners Has Led to Industry–Leading Partner Turnover Rates

Partner Turnover Rate


FY‘22
65%
80%+
Industry Average[1]
FY‘23
58%
75%+
Industry Average[1]

Reinvention Has Driven a +7pp Improvement in our Highly–Attractive Partner Turnover Rates Relative to the Industry

Source: Company data and Federal Reserve Bank of St. Louis.

1 Reflects Accommodation and Food Services Industry. Figures not seasonally adjusted.

Our Approach to Collective Bargaining Reinforces Good Faith Engagement With All Partners at All Times

- **Starbucks is fully committed to the rights of our partners** to organize, freely associate and collectively bargain.
- We continue to respect the outcome of fairly conducted elections and approach the bargaining table in good faith—with the aim of **reaching ratified contracts for each represented store in 2024**.
- Our approach to good faith bargaining has been **consistent with decades of NLRB precedent**.
- Starbucks provides **training to all U.S. leaders on compliance with national labor laws** and provides assistance to address compliance issues as they arise.
- **Starbucks has shown consistent progress** since organizing began, and strategic investments in a stronger governance process, more on-the-ground support, a dedicated labor relations team and more bespoke management training have had a tangible impact on the Company's adherence to commitments made.

Source: Company filings and data.

The Independent Assessment Supports the Meaningful Progress that Starbucks Has Made

We Support Our Partners Right To Freely Associate and Collectively Bargain

- ✓ Starbucks has **no "anti-union playbook"**
- ✓ Starbucks has provided **consistent reassurances** to partners that the **company respects their right to collectively organize**
- ✓ Starbucks **encourages partners to vote** in union elections **without regard to their position**
- ✓ Starbucks is elevating actions to **embrace a constructive relationship with Workers United**, building on recent outreach to resume contract bargaining

We Are Prioritizing the Partner Experience, Manager Training and Compliance Support

- ✓ Starbucks has **strengthened on-ground support** for retail leaders, provided more **bespoke management training** and streamlined partner communications
- ✓ Starbucks **trains managers to comply with all national labor laws** and provides assistance to address compliance issues as they arise
- ✓ Starbucks has **shown progress** in compliance with labor law since the labor relations team came to full strength
- ✓ Starbucks commitment to principles in its Global Human Rights Statement **ties to compliance with U.S. labor laws**

Source: Freedom of Association Independent Assessment.

We Have Taken a Constructive Approach With Our Union Engagement, Despite Challenges Faced

- ✓ We proposed 525+ single-store bargaining sessions and appeared in-person at 120+ single-store negotiations; Workers United has only confirmed 20% of bargaining sessions proposed for stores they represent
- ✓ We are prepared to negotiate on a store-by-store basis, in alignment with individual store bargaining units certified by the NLRB
- ✓ We launched a public look-up tool that provides transparent weekly updates on collective bargaining status for each U.S. represented store
- ✓ In this timeframe, we have met with other unions, achieving tentative agreements and collective bargaining agreements
- ✓ We sent a public letter to Workers United in an attempt to resume productive negotiations
- ✓ We created the EPCI Board Committee, which is focused on keeping our promises to our partners

Starbucks Remains Committed to Reaching a Contract for Each Represented Store Despite Union Representatives Delaying or Refusing to Attend Meetings and Insisting on Unlawful Preconditions

Source: Company filings and data.

Our Board Has the Experience Necessary to Lead a Global Consumer Facing Business Like Starbucks and Continue to Support Our Partners



Ritch Allison

- Praised for COVID-19 human-capital response and pay / benefits expansion as CEO of Domino's
- Led tech. integration to enhance Domino's workers' experience



Andy Campion

- Developed and implemented initiatives as COO / CFO of Nike focused on direct employee engagement and transparency of labor commitments



Beth Ford

- At-large Board member of Business Roundtable non-profit organization
- History of advocating for labor-friendly policies in U.S. Congress



Mellody Hobson

- Successfully oversaw management of unionized workforce as Chairwoman of DreamWorks
- 19 yrs. experience with our partners



Jørgen Vig Knudstorp

- Successfully navigated a global business transformation through multiple labor regulatory environments as CEO of LEGO Group by its global works council and local union/workers representations



Neal Mohan

- Manages unionized employees as CEO of Youtube
- Oversaw 23AndMe's "Best Company Leadership" award[1]



Satya Nadella

- Overseeing constructive unionization efforts as CEO of Microsoft
- Leads global team of over 220,000 employees at Microsoft



Laxman Narasimhan

- Oversaw overhaul of employee experience initiatives at Reckitt
- At Reckitt, 74% of employees voted "positive impact" of co. leadership



Daniel Servitje

- Global human capital experience – manages 148k+ associates, thousands of whom are unionized, across 34 countries as President & CEO of Grupo Bimbo
- Grupo Bimbo voted one of "World's Great Multinational Workplaces"



Mike Sievert

- Manages hundreds of unionized employees as CEO of T-Mobile
- T-Mobile named to Forbes "Best Places to Work" list in all years of CEO tenure



Wei Zhang

- Overseeing implementation of Ralph Lauren's human capital & ESG goals
- Served as VP of Corporate Social Responsibility at Alibaba

Source: Company SEC filings and public information.
1 Reflects Comparably awards.

4

Starbucks *Triple Shot Reinvention With Two Pumps Plan* Sets Us Up for Long-Term Strategic and Financial Success







TRIPLE SHOT REINVENTION

1 *Elevate the brand*

2 *Strengthen and scale digital*

3 *Become truly global*

WITH TWO PUMPS

1 *Unlock efficiency*

2 *Reinvigorate partner culture*

Elevate the Brand: Run Great Stores

We're Investing in New Store Formats for Our Success


STARBUCKS
DRIVE THRU


DRIVE THRU ONLY


CAFÉ


WALK UP AND DRIVE THRU
STARBUCKS
DRIVE THRU


PICK-UP

40% of our U.S. delivery orders will be served from **delivery-only stores** by 2025

While Ensuring That Our Existing Stores Are Set Up to Win

- **Renovations to upgrade the portfolio**
- **Equipment to optimize order fulfillment and enhance partner experience**
- **Equipment and technology to simplify task work**
- **Training programs empowering partners to deliver the best customer experience**

Source: Company SEC filings and presentations.

Elevate the Brand: Leading Product Innovation

We Are Evolving Our Offerings

Build on Strong Foundation With Core	Lean into Flavor Innovation	Make Big Bold Bets	Innovate In Food	Leverage Customization
Core Drink Options	Returning Favorites	Pink Drink	Sours Vide Egg Bites	Unlimited Possibilities
Classic Roasts	Tea	Cold Foam	Potato, Cheddar & Chive Bakes	
RTD Favorites	Refreshers	Frappuccino	Seasonal Specials	

While Providing Partners The Tools To Succeed


SIREN SYSTEM[1]
<10% of Stores in 2024
In ~40% Stores by 2026


COLD PRESS COLD BREW


CLOVER VERTICA[1]
<10% of Stores Today
In 60% of Stores in FY'24


COLD FOAM BLENDER

Our Investments Will Streamline Ordering And Enable Human Connection

Source: Company SEC filings and presentations.
1 Statistics reflect U.S. company-owned stores.

Strengthen and Scale Digital

We Have Built A Best-In-Class Digital Experience

75M+ *Global Rewards Members*

#1 *App store rating*[1]

#1 *Customer Satisfaction*[1]

#1 *Likelihood to use again*[1]

We Plan to Grow Our Digital Presence Even Further

- *Make the Starbucks experience effortless*
- *Know every customer*
- *Ensure accessibility on all digital platforms*
- *Personalize every experience*
- *Reach 150M global rewards members*


9:41
Similar items
Caramel Macchiato
Chai Tea Latte
Cinnamon Almondmilk Macchiat
Caramel Brulée Latte
9:41
Choose a store
Open now
Order ahead
Nearby Favorites
Near the office
Renton Village
Open until 8:30 PM
Kids School
43rd St & E Valley
Open until 8:30 PM
Home
Scan
Order
Gift

Source: Company data and eMarketer.
1 Includes Dunkin, Chick-Fil-A, Chipotle, Panera and McDonald's.

Become Truly Global: China


专星送

Capitalize on Macroeconomic Changes

Rising middle class

Significant white space

Increasing coffee consumption adoption and frequency

+



Innovate Products Tailored to the Local Consumer

Expand on core products with unique-to-region offerings

Continue to evolve product offerings as market matures

+



Accelerate New Store Development Nationally

Target 9,000 stores nationally by 2025

Expand number of stores in lower tier markets and new county cities

+



Provide Full Spectrum of Experiences

In Store

Delivery

Merchandise & Gift

At Home

On-The-Go

We Proudly Serve

+



Develop Strong Digital Infrastructure

Leverage Starbucks China Coffee Innovation Park

Explore AI-enabled supply chain and store operations

We Are Making the Right Investments to Win in China's Premium Coffee Market in the Long-Term

Source: Company SEC filings and presentations.

Become Truly Global: Other Key International Markets

1. Accelerate new International licensed store openings
2. Grow global capabilities through Starbucks Digital Solutions
3. Strengthen Global Coffee Alliance and other partnerships


SOUTH KOREA


JAPAN


UNITED KINGDOM


STARBUCKS COFFEE
DOMINICAN REPUBLIC

Expected 10% annual store growth in International

3 out of 4 expected new stores outside the US

Leverage Starbucks Digital Solutions in International stores

Growth in Key International Markets Like Japan, South Korea and the UK Extends Starbucks Unique Brand Advantages to Customers and Partners Across the Globe

Source: Company SEC filings and presentations.

Become Truly Global: Channel Development

AT-HOME COFFEE

#1 IN U.S.

Celebrating 5 years with Nestlé



US AHC SHARE / CONSUMPTION (MULO rolling L4W ending 10.15.23)

GLOBAL READY TO DRINK

Innovating and Accelerating with Strong Partners

PEPSI Dongsuh SUNTORY Arla



FOODSERVICE

33,000

locations globally

Reaching new customers



Source: Company SEC filings and presentations.

We Are Unlocking $3B in Efficiencies in the Next Three Years...


IN STORE
OUT OF STORE
$3B
OTHER
WASTE
$1B
MANUFACTURING
SOURCING
DISTRIBUTION
STAFFING &
SCHEDULING
EQUIPMENT &
WORKFLOW
$2B

Source: Company data.

…That Will Fund Reinvestment in Our Partners

Incremental Investments in 2024

Evolve Scheduling
- Increase hours per partner
- Leverage technology to optimize process and incorporate partner preferences

Transform Training
- Role-specific training
- Tailor to partner aspirations

Grow Partner Brand
- Improve partner engagement
- Support local-level communities
- Enhance partner app

Upgrade Stores
- Renovate stores with new equipment and upgraded systems
- Provide partners with the tools to fulfill high-demand cold and customized drink orders

More Benefits / Pay
- Nearly double U.S. store partner pay by 2025 (from 2020) through more hours and higher wages
- Provide partners with personalized benefits

Connect With Our Customers → Drive Topline Growth → Extend Brand Advantages vs. Peers → Increase Shareholder Value

Source: Company data.

Our Triple Shot Reinvention With Two Pumps Strategy is Allowing Us to Deliver a Leading Algorithm

Current Long-Term Algorithm Unveiled at 2023 Reinvention Update

5%+
Comp Growth

10%+
Revenue Growth

15%+
Non-GAAP EPS Growth[1]

Source: Company presentations and data.
1 See non-GAAP disclaimer on slide 2.

5

Starbucks Board Has the Experience Necessary to Lead a Global, Consumer Facing Company Like Starbucks

Starbucks Has a Highly Qualified, Engaged and Experienced Board


57
5

Ritch Allison
Director, Chair of Comp. Comm.
Former CEO and board member of Domino's Pizza.


52
5

Andy Campion
Director, Chair of Audit Comm.
Managing Director of Strategy Business Ventures at Nike.


59
1

Beth Ford
Director, Chair of EPCI Comm.
President and CEO of Land O' Lakes.


54
19

Mellody Hobson
Chair
President and Co-CEO of Ariel Investments.


55
7

Jørgen Vig Knudstorp
Director, Chair of NomGov. Comm.
Special Partner to the LEGO Brand Owner family (responsible for Brand and Business Development).


50
New

Neal Mohan
Director
CEO of YouTube, a role he has held since 2023.


56
7

Satya Nadella
Director
CEO and Chairman of the Board of Microsoft Corporation.


56
1

Laxman Narasimhan
ceo and Director
Trusted leader with nearly 30 years of experience leading consumer businesses.


64
New

Daniel Servitje
Director
CEO of Grupo Bimbo, the largest baking company in the world.


54
New

Mike Sievert
Director
President and CEO of T-Mobile.


53
1

Wei Zhang
Director
President & Senior Advisor of Alibaba Pictures Group.

Age
Tenure as Starbucks Director

We Have the Right Blend of Continuity, Experience and New Perspectives

Source: Company website and filings.

Board Governance Focus Areas and Highlights

Board Focus Areas

Human Capital is one of the Board's key focus areas

- Human Capital
- Talent / succession plan
- Financial updates & annual plan
- Brand relevance
- Technology & digital
- Inclusion & diversity
- Supply chain
- Capital Structure
- International Reach
- Sustainability

Key Highlights Under Current Board

- ✓ Oversaw robust financial outperformance relative to peers
- ✓ Successfully conducted search for next long-term leader
- ✓ Oversaw planning and implementation of original reinvention plan and subsequent *Triple Shot Reinvention With Two Pumps Plan*
- ✓ Oversaw key partner initiatives to enhance the partner experience and provide best-in-class partner benefits
- ✓ Established new Environmental, Partner and Community Impact Board Committee
- ✓ Expanded global reach to 86 markets worldwide
- ✓ Returned $10 billion of capital to shareholders over the last two years

Source: Company SEC filings and public information.

Ritch, Andy and Jørgen Are Critical to Starbucks

Starbucks Business Transformation is Mid-Flight

Execution of Triple Shot Reinvention With Two Pumps Plan

Partnership with New ceo and Evolved Executive Leadership Team

Refreshment of Board With Six New Directors Appointed



Ritch Allison



Andy Campion



Jørgen Vig Knudstorp

Ritch, Andy and Jørgen Are Uniquely Suited to Lead Starbucks

- Ritch, Andy and Jørgen are accomplished business leaders with decades of consumer brand experience
- Ritch, Andy and Jørgen all provide uniquely valuable perspectives and board continuity
  - Ritch successfully expanded a restaurant brand into a worldwide industry leader, during which he rolled out technology to improve the worker experience
  - Andy brings experience managing a similarly iconic brand with a highly complex, multinational supply chain and has a deep understanding of the Chinese operating environment
  - Jørgen provides our Board with deep international management experience, having developed and executed LEGO's transformation into a multinational, iconic brand through multiple labor regulatory environments

Source: Company information and public information.

Ritch Allison

Highly Relevant Expertise In Restaurant Industry and Human Capital Management



Director Since **2019**

Age **57**

Chair, Compensation & Management Development Committee

Nominating & Corporate Governance Committee

Starbucks Board Experience

- Joined Compensation & Management Development Committee in 2019, became committee chair in 2023
- Joined Nominating & Corporate Governance Committee in 2022
- Has played an integral role in maintaining Starbucks strong pay-for-performance program that closely aligns the interests of executives with shareholders

Success at Domino's

- CEO of Domino's Pizza from 2018 to 2022 after serving as President of International
- Made employee growth and development a key pillar of his leadership platform, including the development of **technology designed to enhance the front-line worker's experience**
- Under Allison's tenure as CEO, Domino's achieved cumulative TSR of +24%, **beating restaurant peers** (+18%)[1]

Key Capabilities

- **Extensive international experience,** having made Domino's the **leader in India** and expanded its presence by 5,000+ stores in **20+ countries**
- **Deep understanding of restaurant industry** and **retail worker human capital management** given experience managing a **highly-complex global restaurant chain**
- **Significant corporate governance experience in multi-national, complex consumer companies** given his current role on Kenvue's board, where he serves on the Audit & Compensation and Human Capital committees and prior role on Domino's board

Source: Company SEC filings, public information and FactSet.

1 Restaurant peers include BJRI, BLMN, CAKE, CBRL, CMG, DIN, DRI, EAT, JACK, MCD, PZZA, QSR, SBUX, SHAK, TXRH, WEN, YUM and YUMC.

Andy Campion

Noteworthy Leadership Track Record at Iconic Global Brand



Director Since **2019**

Age **52**

Chair, Audit & Compliance Committee

Compensation & Management Development Committee

Starbucks Board Experience

- Joined Audit Committee in 2019; became committee chair in 2023
- Has played an integral role in overseeing Starbucks accounting, financial reporting and internal audit function as chair of the Audit Committee
- Joined Compensation & Management Development Committee in 2022

Success at Nike

- Multiple top leadership roles including COO from 2020–2023 and CFO from 2015–2020
- Under his CFO and COO tenure, Nike achieved cumulative TSR of +104%, **beating the S&P 500 (+96%)**
- Helped develop and implement programs that deepened **direct employee engagement**, **increased transparency** of labor commitments and focused on company and supplier employee **engagement and wellbeing**

Key Capabilities

- Private-sector **human capital management experience; oversaw 25,000 teammates globally**
- **Strategy development and execution experience,** having worked to develop and execute Nike's 2017 "Triple Double" global growth strategy
- **Extensive knowledge of brand and reputation management, international operations, capital allocation** and **macroeconomic consumer complexities,** having managed **similarly iconic brand** in Nike and Disney with a **complex global supply chain and reputation**
- Track record of driving shareholder value, as during 11 years at Disney, the Company's enterprise value more than doubled

Source: Company SEC filings, public information and FactSet.

Jørgen Vig Knudstorp

Led Major Transformation Of Global Brand; Highly Relevant, Global Workers' Rights Experience



Director Since **2017**

Age **55**

Chair, Nominating & Corporate Governance Committee

Audit & Compliance Committee

Environmental, Partner, and Community Impact Committee

Starbucks Board Experience

- Served as Chair of the Nominating / Governance Committee since 2018 and has **overseen the nomination of eight Directors, one Chair and two ceos**
- Guided Starbucks through several successful planning and board refreshment initiatives
- Joined the Audit and Compliance Committee in 2017
- Joined the newly created Environmental, Partner and Community Impact Committee in 2023

Success at The Lego Group

- Special Partner to LEGO Brand Owner Family (responsible for Brand and Business Development); previously CEO of the LEGO Brand Group for 14 years and chair for 7 years
- Oversaw initiatives to enhance employee safety, satisfaction and overall experience
- Successfully navigated a global business transformation through multiple labor regulatory environments as CEO of LEGO Group by its global works council and local union/workers representations
- Work force engagement among the very highest in external benchmark measures
- Developed and executed **LEGO's transformation** into an **iconic global brand**

Key Capabilities

- Unique expertise in **building a renowned, trusted brand** that balances sustainability and employee considerations, with consumer and customer appeal
- **Extensive global labor management expertise**, given focus on employees throughout leadership tenure at a Danish-headquartered, international company
- Provides insights and knowledge on a range of topics, including brand and digital marketing, strategy and transformation, consumer products, global operating models and developing and nurturing of human capital

Source: Company SEC filings, public information.

We Are Committed to Strong Corporate Governance Practices that Support Our Strategy for Long-Term, Sustainable Growth

Our Board Has Evolved and is Built for the Long-Term

- Significant refresh of our Board over the last few years
  - Added three new highly-qualified Directors in January 2024
  - Added three new highly-qualified Directors in 2023
  - 73% of current members joined our Board after 2018 and 55% joined in the last year
- Approach Board refreshment as an ongoing process
  - Mandatory retirement age of 75
  - All current directors are 65 or younger

Our Board Is Independent, Diverse and Committed

- All board members bring broad experience, equipping them to represent the interests of all shareholders and not just a limited category of shareholder interests
- Committed to diversity, with 64% of Board comprised of diverse Directors
- Directors who are full-time employees of a publicly traded company may only serve on two additional public Boards
- Directors are required to notify the chair of the Board, the chair of the Nominating and Corporate Governance Committee and the general counsel to serve on the Board of any additional public companies

Executive Compensation is Aligned With Shareholders

- Strong pay-for-performance philosophy
- Performance metrics consist of both absolute and relative performance
- 87% of other NEO[1] compensation was at-risk and 58% was performance based in FY'23
- Annual FY'24 incentive compensation determined as 75% financial performance and 25% individual performance factor
- Target FY'24 PRSUs determined by 3-year average EPS, 3-year average TSR vs. S&P 500, talent metric and sustainability targets
- Target FY'24 RSUs vest over four years (25% each year)

Accountability to Shareholders

- Annual election of all Directors
- Majority voting procedures for uncontested Director elections
- Robust, long-standing shareholder outreach program
- Each Board meeting agenda includes time for executive session with only independent Directors present
- No supermajority voting provisions[2]
- No "poison pill"

Source: Company SEC filings.
1 Starbucks named executive officer (excludes CEO). CEO's FY'23 compensation reflects 93% at risk and 62% performance based.
2 Mergers must be approved by supermajority, which is the default rule under Washington law.

Our Board Has The Skills And Expertise to Guide A Global, Consumer Facing Business Like Starbucks

	Industry Experience	Financial/ Capital Allocation Experience	Gender, Ethnic, or National Diversity	Brand Marketing Experience	Intl. Operation & Distro. Experience	Gov. & Public Policy Experience	Technology Experience	Human Capital Mgmt. Experience	Corporate Social Responsibility Experience	Enviro./ Climate Change Experience	Public Company Board Experience	Senior Leadership Experience
Ritch Allison	✓	✓			✓		✓	✓		✓	✓	✓
Andy Campion	✓	✓		✓	✓		✓	✓		✓	✓	✓
Beth Ford	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Mellody Hobson		✓	✓	✓		✓			✓		✓	✓
Jørgen Vig Knudstorp	✓	✓	✓	✓	✓				✓	✓	✓	✓
Neal Mohan		✓	✓	✓	✓		✓	✓			✓	✓
Satya Nadella			✓		✓		✓		✓	✓	✓	✓
Laxman Narasimhan	✓		✓	✓	✓	✓		✓	✓		✓	✓
Daniel Servitje	✓	✓	✓	✓	✓			✓	✓	✓	✓	✓
Mike Sievert		✓		✓			✓	✓			✓	✓
Wei Zhang	✓		✓	✓	✓		✓	✓	✓		✓	✓

Source: Company SEC filings and public information.
Note: See appendix for Starbucks definition of Key Skills.

6

SOC Nominees Lack the Breadth of Knowledge and Experience to Oversee our Global, Consumer-Facing Business

SOC's Nominees Are Not Qualified to Lead Starbucks and Will Not Protect All Shareholder Interests

A SOC's Nominees Lack the Industry and Operational Experience Needed to Serve a Global Consumer Facing Company Like Starbucks

B Their Limited Private Sector Experience Has Been at Smaller Companies in Less Relevant Industries Without Global Reach

Key Skills[1]	A: Industry Experience	A: Financial / Capital Allocation	A: Human Capital Mgmt.	A: Intl. Operations & Dist.	A: Tech. Exp.	Gov. & Public Policy	Gender or National Diversity	Corp. Social Respons.	Enviro. / Climate Change	B: Public Company Board	B: Senior Leadership	B: Private Sector Experience: Market Cap >$0.5B	B: Private Sector Experience: Multi-national	B: Private Sector Experience: Relevant Industry
Maria Echaveste	No relevant experience	No relevant experience	No relevant experience	No relevant experience	No relevant experience	Relevant experience	Relevant experience	Relevant experience	Relevant experience	Limited relevant experience	Relevant experience	No relevant experience	No relevant experience	No relevant experience
Joshua Gotbaum	No relevant experience	Relevant experience	Limited relevant experience	No relevant experience	No relevant experience	Relevant experience	No relevant experience	No relevant experience	No relevant experience	Relevant experience	Relevant experience	Limited relevant experience	No relevant experience	No relevant experience
Wilma Liebman	No relevant experience	No relevant experience	No relevant experience	No relevant experience	No relevant experience	Relevant experience	Relevant experience	No relevant experience	No relevant experience	No relevant experience	No relevant experience	No relevant experience	No relevant experience	No relevant experience

Relevant experience · Limited relevant experience · No relevant experience

SOC's Nominees Do Not Have the Necessary Experience to Add Meaningful Value on the Board of a Complex, Multinational Organization Like Starbucks

Source: Company SEC filings and public information.
1 See appendix for Starbucks definition of Key Skills.

We Evaluated SOC's Nominees With The Same Criteria as All Other Directors Candidates – They Lack the Requisite Qualifications and Experience

Our Board Ran an Extensive Search

>200 Candidates

Identified and Reviewed for Nomination to the Board

>20 Candidates

Interviewed for Nomination to the Board

After Evaluating Many Candidates, We Chose Three World-Class Leaders

Among other traits, we searched for:

- ✓ International Experience
- ✓ Track Record of Value Creation
- ✓ Senior Leadership Experience
- ✓ Industry Expertise
- ✓ Brand Management Experience
- ✓ Technology Experience
- ✓ Labor Management Experience
- ✓ Governance Experience

Our Governance Committee evaluated SOC's nominees using the **same criteria as all other applicants**

They determined that **none of SOC's candidates possessed the necessary experience or qualifications that would allow them to add meaningful value** with respect to the large majority of complex, multinational issues regularly faced by Starbucks


Evaluated >200 Candidates
Interviewed >20 Candidates
Selected 3 World-Class Directors



Neal Mohan | Daniel Servitje | Mike Sievert

Source: Company information.

SOC's Nominated Directors Lack the Skills and Experience of Our Current Members

Ritch, Andy and Jørgen



- **Ritch, Andy and Jørgen** have vast senior leadership experience, with specific expertise in capital allocation, brand marketing, international operations, among other skills
- **All are celebrated business leaders** with management experience at large, complex consumer-facing brands
- **All have led worldwide, iconic brands**
- **Ritch has led a global restaurant brand**, guiding its international expansion and working to **improve the worker experience with technology**
- **Andy has managed an iconic, global brand as COO and CFO**, driving outsized shareholder return while focusing on enhancing the employee experience
- **Jørgen has successfully led a multinational consumer brand through a major transformation** while winning the highest level of trust, openness and engagement with the company's global work force

SOC's Nominated Directors

- **No SOC Director nominee has experience in the industry, brand marketing, international operations or technology – and these are core competencies needed to be a Director at Starbucks**
- These candidates have **limited private sector experience**, having spent much of their careers in the public sector
- Echaveste's only private sector experience is as a Board member of companies **less than 1% of Starbucks market cap.**
- Gotbaum has **never worked at a multi-national or consumer business**
- Liebman **has never worked in the private sector at all**

The Board Evaluated All Nominees Using Its Standard Selection Process and Determined Unanimously That SOC's Nominees Are Not the Right Choice for Starbucks

Source: Company SEC filings and public information.

7

Conclusion

Key Takeaways

Starbucks is a **category of one business** that has built **deep competitive advantages**

Starbucks has a **strong track record** of **performance** and **shareholder returns**

The Starbucks Board initiated a **business transformation**

Starbucks has a long history of **prioritizing its partners** and is **committed to** doing so going forward

Starbucks **Triple Shot Reinvention With Two Pumps Plan** sets us up for **long-term strategic** and **financial success**

Starbucks Board has the **experience necessary** to lead a **global, consumer facing company** like Starbucks

Ritch, Andy and Jørgen are uniquely valuable as Starbucks executes its business transformation

SOC nominees **lack the breadth of knowledge and experience to oversee our global, consumer-facing business**

Vote "FOR" ONLY the Starbucks Director Nominees on the WHITE Proxy Card Today

Appendix

Starbucks Skills and Qualifications – Definitions

Brand Marketing Experience: We seek directors with brand marketing experience because of the importance of image and reputation in the specialty coffee business and our objective of maintaining Starbucks standing as a brand.

Corporate Social Responsibility Experience: We believe that directors who have experience in advocating for gender and racial equality, human rights, and effective corporate citizenship ensure that Starbucks continues to advance social justice, diversity, and inclusivity.

Environmental/Climate Change Experience: We value directors with experience in environmental and climate change topics who strengthen the board's oversight and ensure that we pursue a sustainable and responsible business model as part of our efforts to advance our strategic business imperatives and create long-term value for shareholders.

Financial/Capital Allocation Experience: As a large public company, Starbucks is committed to strong financial discipline, effective allocation of capital, an appropriate capital structure, risk management, legal, and regulatory compliance, and accurate disclosure practices. We believe that directors who have senior financial leadership experience at large global organizations and financial institutions, and directors who are experienced allocators of capital are instrumental to Starbucks success.

Gender, Ethnic, or National Diversity: We value representation of gender, ethnic, geographic, cultural, and other perspectives that expand the board's understanding of the needs and viewpoints of our customers, partners, governments, and other stakeholders worldwide.

Governmental & Public Policy Experience: We seek directors with domestic and international experience in corporate responsibility, sustainability, and public policy to help us address significant public policy issues, adapt to different business and regulatory environments, and facilitate our work with various governmental entities and non-governmental organizations all over the world. This experience is particularly relevant during times of increased volatility in global politics and economics.

Human Capital Management Experience: At Starbucks, our people are one of our most valuable assets. We value directors with experience managing and developing values and culture in a large global workforce so that we can continue to execute on our mission to focus on the limitless possibilities of human connection.

Industry Experience: As the premier roaster, marketer, and retailer of specialty coffee in the world, we seek directors who have knowledge of and experience in the consumer products, retail, and food and beverage industries, which is useful in understanding our product development, retail, and licensing operations.

International Operations & Distribution Experience: Starbucks has a strong global presence with over 38,000 stores in 86 markets around the globe. Accordingly, we value international operations and distribution experience, especially as we continue to expand globally and develop new channels of distribution.

Public Company Board Experience: Directors who have served on other public company boards can offer advice and perspective with respect to board dynamics and operations, relations between the board and Starbucks management, corporate governance, executive compensation, risk management, oversight, and relations with shareholders.

Senior Leadership Experience: We believe it is important for our directors to have served in senior leadership roles at other organizations because that experience demonstrates strong abilities to motivate and manage others, to identify and develop leadership qualities in others, and to manage organizations. Starbucks global scale and complexity requires aligning multiple areas of operations, including marketing, merchandising, supply chain, human resources, real estate, and technology. Directors with senior leadership experience are uniquely positioned to contribute practical insight into business strategy and operations and to support the achievement of strategic priorities and objectives.

Technology Experience: Our business has become increasingly complex as we have enhanced our offerings, expanded our global footprint, and increased our online customer ordering capabilities. This increased complexity requires a sophisticated level of technology resources and infrastructure as well as technological expertise. And, as a consumer retail company, we seek directors who have digital and social media experience, which can provide insight and perspective with respect to our various business functions.

Source: Company SEC filings and public information.

GAAP Reconciliation – Operating Margin and Earnings Per Share

Consolidated	Year Ended[1] Oct 1, 2023	Oct 2, 2022	Change
Operating margin, as reported (GAAP)	16.3%	14.3%	200 bps
Restructuring and impairment costs[2]	0.1	0.1	
Transaction and integration-related costs[3]	—	0.6	
Gain on sales of assets	(0.3)	—	
Non-GAAP operating margin	16.1%	15.1%	100 bps
Diluted net earnings per share, as reported (GAAP)	$3.58	$2.83	26.5%
Restructuring and impairment costs[2]	0.02	0.04	
Transaction and integration-related costs[3]	0.00	0.17	
Gain on sale of assets	(0.08)	—	
Gain resulting from divestiture of certain company-operated business and joint venture operations	—	(0.01)	
Correction of prior year estimated tax expense[4]	—	(0.02)	
Income tax effect on Non-GAAP adjustments[5]	0.02	(0.05)	
Non-GAAP EPS	$3.54	$2.96	19.6%

Source: Company SEC filings.

1 Certain numbers may not foot due to rounding convention.
2 Represents costs associated with our restructuring efforts.
3 FY'23 includes transaction-related expenses related to the sale of our Seattle's Best Coffee brand. Fiscal 2022 includes amortization expense of acquired intangible assets associated with the acquisition of East China as well as other expenses associated with our Russia market exit and with the sale of our Evolution Fresh business.
4 Represents a beneficial return-to-provision adjustment related to the prior year divestiture of certain joint venture operations that also received non-GAAP treatment.
5 Adjustments were determined based on the nature of the underlying items and their relevant jurisdictional tax rates.

GAAP Reconciliation – Earnings Per Share

	Year Ended[1]		
Consolidated	Sep 29, 2013	Sep 30, 2018	Sep 27, 2020
Diluted net earnings per share, as reported (GAAP)	$0.01	$3.24	$0.79
Litigation charge / (credit)	2.25	—	—
Restructuring, impairment and optimization costs[2]	—	0.17	0.23
Transaction and integration-related items[3]	—	0.16	0.21
Nestlé transaction and integration related costs[4]	—	0.04	0.04
East China acquisition gain	—	(0.99)	—
Sale of Taiwanese joint venture operations	—	(0.11)	—
Sale of Tazo Brand	—	(0.25)	—
Sale of Brazil retail operations	—	0.01	—
2018 U.S. stock awards[5]	—	0.03	—
Other tax matters[6]	—	0.13	—
Gain on sale of equity in Mexico joint venture	(0.03)	—	—
Gain on sale of equity in Chile and Argentina joint ventures	(0.03)	—	—
Income tax effect on Non-GAAP adjustments[7]	—	(0.02)	(0.10)
Non-GAAP EPS	$2.19	$2.42	$1.17

Source: Company SEC filings.

1 Certain numbers may not foot due to rounding.

2 FY'18 represents restructuring, impairment and business optimization costs and inventory write-offs related to these efforts recorded within cost of sales including occupancy cost; FY'20 represents costs associated with our restructuring efforts, primarily severance and asset impairments related to certain company-operated store closures and impairment of an intangible asset.

3 FY'18 includes CAP transaction costs for the acquisition of our East China joint venture and the divestiture of our Taiwan joint venture; ongoing amortization expense of acquired intangible assets associated with the acquisition of our East China joint venture and Starbucks Japan; and the related post-acquisition integration costs, such as incremental information technology and compensation-related costs; FY'20 includes transaction costs for the acquisition of our East China joint venture; ongoing amortization expense of acquired intangible assets associated with the acquisition of East China and Starbucks Japan; and the related post-acquisition integration costs, such as incremental information technology and compensation-related costs.

4 FY'20 represents costs associated with the Global Coffee Alliance with Nestlé.

5 Represents incremental stock-based compensation award for U.S. partners (employees).

6 Represents the estimated impact of the U.S. Tax Cuts and Jobs Act, specifically the transition tax on undistributed foreign earnings and re-measurement of deferred taxes.

7 Determined based on the nature of the underlying items and their relevant jurisdictional tax rates.